UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 24, 2023

Enzo Biochem, Inc.

(Exact Name of Registrant as Specified in Its Charter)

New York

(State or Other Jurisdiction of Incorporation)

001-09974	13-2866202
(Commission File Number)	(IRS Employer Identification No.)

81 Executive Blvd. Suite 3
Farmingdale, New York	11735
(Address of Principal Executive Offices)	(Zip Code)

(212) 583-0100

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, $0.01 par value	ENZ	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-1 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01. Completion of Acquisition or Disposition of Assets.

On July 24, 2023 (the “Closing Date”), pursuant to the terms of the Asset Purchase Agreement, as amended (the “Purchase Agreement”), by and among Enzo Biochem, Inc., a New York corporation (the “Company”), Enzo Clinical Labs, Inc., a New York corporation, and Laboratory Corporation of America Holdings, a Delaware corporation, the Company closed the sale of certain assets and assignment of certain liabilities of the Company’s clinical laboratory business (the “Asset Sale”) for $113.25 million in cash (the “Purchase Price”). On July 17, 2023, $30.0 million of the Purchase Price was paid in the form of a refundable earnest money deposit, and the remainder of the Purchase Price, subject to offsetting credits and deductions as provided in the Purchase Agreement, was paid on the Closing Date.

The foregoing description of the Purchase Agreement is not complete and is qualified in its entirety by reference to the full text of the Purchase Agreement, which was originally attached as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on March 16, 2023, and amended by that certain Amendment No. 1 to the Asset Purchase Agreement, which was attached as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the SEC on July 10, 2023, and is incorporated herein by reference.

Item 8.01. Other Events.

On July 24, 2023, the Company issued a press release announcing the closing of the Asset Sale. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(b) Pro Forma Financial Information

Unaudited pro forma condensed consolidated financial statements of the Company, which reflect the Asset Sale, will be filed by amendment of this Form 8-K within four business days of the reportable event described in Item 2.01.

(d) Exhibits

Exhibit	Exhibit Name
99.1	Press Release, dated July 24, 2023, issued by Enzo Biochem, Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENZO BIOCHEM, INC.

Date: July 24, 2023	By:	/s/ Hamid Erfanian
Hamid Erfanian
Chief Executive Officer

2